UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 14, 2006

SPATIALIGHT, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

000-19828	16-1363082
(Commission File Number)	(IRS Employer Identification No.)

Five Hamilton Landing, Suite 100, Novato, California	94949
(Address of Principal Executive Offices)	(Zip Code)

(415) 883-1693
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 14, 2006, SpatiaLight, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1. The Company also issued a separate press release on March 14, 2006, announcing that it will hold a public audio webcast at 5:00 p.m. EST on March 14, 2006, with management of the Company to discuss details regarding the Company's performance for the fiscal year and other forward-looking information. A copy of this press release is attached hereto as Exhibit 99.2.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of the Company, dated March 14, 2006.

99.2	Press Release of the Company, dated March 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPATIALIGHT, INC.

By:	/s/Robert A. Olins
Name: Robert A. Olins
Title: Chief Executive Officer

Date: March 14, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of SpatiaLight, Inc., dated March 14, 2006.

99.2	Press Release of SpatiaLight, Inc., dated March 14, 2006.